UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: June 1, 2006

SOLAR ENERGY LIMITED

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

1-14791 (Commission File Number)	76-0418364 (IRS Employer Identification Number)

Andrew Wallace, Chief Executive Officer
145-925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2
(Address of principal executive offices)

(604)669-4771
(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02            UNREGISTERED SALES OF EQUITY SECURITIES

On May 24, 2006 and on June 1, 2006, the Company authorized the issuance of an aggregate of 1,024,962 restricted shares of common stock to 38 investors. All of the shares were issued pursuant to the terms of the Regulation S Stock Purchase Agreement, dated March 31, 2006, as amended May 8, with Page Holdings Assets Ltd., a British Virgin Islands company and resident of a non-USA jurisdiction, and Omega Financial Services LLC, a Delaware limited liability corporation who operated as escrow agent. The Company is issuing the shares at a sixty percent discount. A finder’s fee equal to ten percent of the discounted amount is paid to Coventry Windsor, Inc., pursuant to a Consulting Agreement dated March 31, 2006.

The Company authorized the issuance of all of the restricted shares pursuant to the exemptions from registration provided by Regulation S of the Securities Act of 1933, as amended (“Securities Act”).

Regulation S provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Securities Act, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the “issuer safe harbor”), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the forgoing (the “resale safe harbor”). An offer, sale or resale of securities that satisfied all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S. The distribution compliance period for shares sold in reliance on Regulation S is one year.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to offerees who were outside the United States at the time of the offering, and ensuring that the entities to whom the stock were issued were non-U.S. persons with addresses in foreign countries.

On May 24, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.74 per share reduced by a 60% discount to $0.296 per share to the following investors in the following amounts:

       -------------------------------------------------- ------------------ ---------------- ---------------
       Investor                                            Number Of Shares     Gross Amount      Discounted
                                                                                                      Amount
       -------------------------------------------------- ------------------ ---------------- ---------------
       -------------------------------------------------- ------------------ ---------------- ---------------
       Mr. David Paxton Worthy                                       12,000        $8,880.00       $3,552.00
       Mr. Andrew Hill                                                7,800        $5,772.00       $2,308.80
       Mr. James Kendal                                              10,000        $7,400.00       $2,960.00
       Mr. John Fyfe                                                  4,100        $3,034.00       $1,213.60
       Mr. Sanjay Patel                                               3,718        $2,752.00       $1,100.80
       -------------------------------------------------- ------------------ ---------------- ---------------

June 1, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.74 per share reduced by a 60% discount to $0.296 per share to the following investors in the following amounts:

       -------------------------------------------------- ------------------ ---------------- ---------------
       Investor                                            Number Of Shares     Gross Amount      Discounted
                                                                                                      Amount
       -------------------------------------------------- ------------------ ---------------- ---------------
       -------------------------------------------------- ------------------ ---------------- ---------------
       Mr. Austin Gage                                              250,000      $185,000.00      $74,000.00
       Mr. David Rawlings                                             5,000        $3,700.00       $1,480.00
       Mr. Derek Pipe                                                12,000        $8,880.00       $3,552.00
       -------------------------------------------------- ------------------ ---------------- ---------------

On May 24, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.75 per share reduced by a 60% discount to $0.30 per share to the following investors in the following amounts:

       -------------------------------------------------- ------------------ ---------------- ---------------
       Investor                                            Number Of Shares     Gross Amount      Discounted
                                                                                                      Amount
       -------------------------------------------------- ------------------ ---------------- ---------------
       -------------------------------------------------- ------------------ ---------------- ---------------
       Mr. Ravi Gohal                                                 4,000        $3,000.00       $1,200.00
       Mr. John Hills                                               170,000      $127,500.00      $51,000.00
       Mr. Declan Moran                                               5,000        $3,750.00       $1,500.00
       Mr. Thomas William Clarke                                     25,000       $18,750.00       $7,500.00
       Mrs. Betty Mary Clarke                                        25,000       $18,750.00       $7,500.00
       Mr. Ian N. Hodgson                                            12,480        $9,360.00       $3,744.00
       -------------------------------------------------- ------------------ ---------------- ---------------

On June 1, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.75 per share reduced by a 60% discount to $0.30 per share to the following investors in the following amounts:

       -------------------------------------------------- ------------------ ----------------- ---------------
       Investor                                            Number Of Shares      Gross Amount      Discounted
                                                                                                       Amount
       -------------------------------------------------- ------------------ ----------------- ---------------
       -------------------------------------------------- ------------------ ----------------- ---------------
       Mary and Gary Cooper                                          10,000         $7,500.00       $3,000.00
       Mr. John Walker Church                                        12,044         $9,033.00       $3,613.20
       Mrs. Margaret Irish                                           12,000         $9,000.00       $3,600.00
       Mr. Derek Boyd                                                11,000         $8,250.00       $3,300.00
       Mr. Thomas David Morgan                                       11,000         $8,250.00       $3,300.00
       Mr. James Dickson                                             20,000        $15,000.00       $6,000.00
       Mr. Nick Matthews                                             15,000        $11,250.00       $4,500.00
       Mr. Anthony Miles                                              4,966         $3,725.00       $1,490.00
       -------------------------------------------------- ------------------ ----------------- ---------------

On May 24, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.77 per share reduced by a 60% discount to $0.308 per share to the following investors in the following amounts:

       -------------------------------------------------- ------------------ ---------------- ---------------
       Investor                                            Number Of Shares     Gross Amount      Discounted
                                                                                                      Amount
       -------------------------------------------------- ------------------ ---------------- ---------------
       -------------------------------------------------- ------------------ ---------------- ---------------
       Mr. John Hobbs                                                75,000       $57,750.00      $23,100.00
       Mr. Ian Mason                                                  5,000        $3,850.00       $1,540.00
       Mrs. Aerim Syeed                                              49,614       $38,203.00      $15,281.20
       -------------------------------------------------- ------------------ ---------------- ---------------

On May 24, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.78 per share reduced by a 60% discount to $0.312 per share to the following investors in the following amounts:

      -------------------------------------------------- ------------------ --------------- ----------------
       Investor                                           Number Of Shares    Gross Amount       Discounted
                                                                                                     Amount
      -------------------------------------------------- ------------------ --------------- ----------------
      -------------------------------------------------- ------------------ --------------- ----------------
      Mr. Stephen Kilding                                            4,200       $3,276.00        $1,310.40
      Mr. Dennis Spooner                                            35,000      $27,300.00       $10,920.00
      Mr. Anthony Gethin                                            10,000       $7,800.00        $3,120.00
      Mr. Alan Routledge                                            10,000       $7,800.00        $3,120.00
      Mr. John William Carman and
           Mr. Andrew Robert Carman                                 20,000      $15,600.00        $6,240.00
      -------------------------------------------------- ------------------ --------------- ----------------

On June 1, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.78 per share reduced by a 60% discount to $0.312 per share to the following investor in the following amount:

      -------------------------------------------------- ------------------ --------------- ----------------
       Investor                                           Number Of Shares    Gross Amount       Discounted
                                                                                                     Amount
      -------------------------------------------------- ------------------ --------------- ----------------
      -------------------------------------------------- ------------------ --------------- ----------------
      Mr. Michael Newey                                             25,000      $19,500.00        $7,800.00
      -------------------------------------------------- ------------------ --------------- ----------------

On May 24, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.80 per share reduced by a 60% discount to $0.32 per share to the following investors in the following amounts:

      -------------------------------------------------- ------------------ --------------- ----------------
      Investor                                           Number of Shares   Gross Amount    Discounted
                                                                                            Amount
      -------------------------------------------------- ------------------ --------------- ----------------
      -------------------------------------------------- ------------------ --------------- ----------------
      Mrs. Dorothy Rose Ashfold                                      5,868       $4,695.00        $1,878.00
      Mr. David Falck                                               11,000       $8,800.00        $3,520.00
      -------------------------------------------------- ------------------ --------------- ----------------

On June 1, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.80 per share reduced by a 60% discount to $0.32 per share to the following investor in the following amount:

      -------------------------------------------------- ------------------ --------------- ----------------
      Investor                                            Number of Shares    Gross Amount       Discounted
                                                                                                     Amount
      -------------------------------------------------- ------------------ --------------- ----------------
      -------------------------------------------------- ------------------ --------------- ----------------
      Mr. Robert George Rait                                        40,000      $32,000.00       $12,800.00
      -------------------------------------------------- ------------------ --------------- ----------------

On June 1, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.81 per share reduced by a 60% discount to $0.324 per share to the following investor in the following amount:

      -------------------------------------------------- ------------------ --------------- ----------------
      Investor                                            Number of Shares    Gross Amount       Discounted
                                                                                                     Amount
      -------------------------------------------------- ------------------ --------------- ----------------
      -------------------------------------------------- ------------------ --------------- ----------------
      Mr. Russell Ivan Saunders                                     11,111       $9,000.00        $3,600.00
      -------------------------------------------------- ------------------ --------------- ----------------

On May 24, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.90 per share reduced by a 60% discount to $0.36 per share to the following investor in the following amount:

              --------------------------------------------------- ------------------ --------------- ----------------
              Investor                                             Number Of Shares    Gross Amount       Discounted
                                                                                                              Amount
              --------------------------------------------------- ------------------ --------------- ----------------
              --------------------------------------------------- ------------------ --------------- ----------------
              Mr. Michael Morling                                            50,000      $45,000.00       $18,000.00
              --------------------------------------------------- ------------------ --------------- ----------------

On June 1, 2006, the Company authorized the issuance of restricted shares for cash consideration of $0.92 per share reduced by a 60% discount to $0.368 per share to the following investors in the following amounts:

              --------------------------------------------------- ------------------ --------------- ----------------
              Investor                                             Number Of Shares    Gross Amount       Discounted
                                                                                                              Amount
              --------------------------------------------------- ------------------ --------------- ----------------
              --------------------------------------------------- ------------------ --------------- ----------------
              Mr. Maurice Harold and                                         21,739      $20,000.00        $8,000.00
                   Mrs. Brenda Jean Harold
              --------------------------------------------------- ------------------ --------------- ----------------

On May 24, 2006, the Company authorized the issuance of restricted shares for cash consideration of $1.03 per share reduced by a 60% discount to $0.412 per share to the following investor in the following amount:

              --------------------------------------------------- ------------------ --------------- ----------------
              Investor                                             Number Of Shares    Gross Amount       Discounted
                                                                                                              Amount
              --------------------------------------------------- ------------------ --------------- ----------------
              --------------------------------------------------- ------------------ --------------- ----------------
              Mr. Terence Clive Davies                                        9,322       $9,602.00        $3,840.80
              --------------------------------------------------- ------------------ --------------- ----------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solar Energy Limited                                                  Date

By: /s/ Andrew Wallace                                                  June 5, 2006

Name: Andrew Wallace

Title: Chief Executive Officer